UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2006

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 Old Deerfield Road, Highland Park, Illinois	60035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847/831-4800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Amendment No. 5 to First Lien Credit Agreement.

On December 22, 2006, Solo Cup Company, a Delaware corporation (the “Company”) and Solo Cup Investment Corporation, a Delaware corporation (“SCIC”) entered into Amendment No. 5 to the Credit Agreement dated as of February 27, 2004 (“First Lien Amendment”), among the Company, SCIC, Bank of America, N.A., as Administrative Agent and Swing Line Lender and as an L/C Issuer, Banc of America Securities LLC and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Book Running Managers, Citicorp North America, Inc., as Syndication Agent, Harris Trust and Savings Bank, as Documentation Agent and as an L/C Issuer, and various lending parties named therein, (filed as Exhibit 10.15 to the Form S-4 dated as of June 24, 2004 and filed June 25, 2004 [SEC File No. 333-116843]), as amended by Amendment No. 1, dated as of March 31, 2005 (filed as Exhibit 99.1 to the Form 8-K filed April 6, 2005 [SEC File No. 333-116843]), by Amendment No. 2, dated as of October 14, 2005 (filed as Exhibit 99.1 to the Form 8-K filed October 17, 2005 [SEC File No. 333-116843]), by Amendment No. 3 dated as of March 27, 2006 (filed as Exhibit 10.16 to the Company’s Form 10-K filed March 30, 2006 [SEC File No. 333-116843]) and by Amendment No. 4 dated October 13, 2006 (filed as Exhibit 10.1 to the Company’s Form 10-Q filed October 16, 2006 [SEC File No. 333-116843]) (collectively, the “First Lien”).

The following description of the amendment terms that are material to the Company are qualified in its entirety by reference to the complete text of the First Lien Amendment filed herewith as Exhibit 99.1 and is herein incorporated by reference.

The First Lien Amendment permits an additional $50 million of borrowing under the Company’s Second Lien Credit Agreement. The Company must use the proceeds of the $50 million to pay down the revolving credit loans under the Company’s First Lien; provided, however, that the $50 million payment will not be a permanent reduction to the Company’s revolving credit facility under the First Lien. The applicable interest rate for the borrowings under the First Lien, was modified to provide for different pricing levels depending upon the Company’s consolidated leverage ratio and the type of loan (including letters of credit) as more particularly set forth in the First Lien Amendment filed herewith as Exhibit 99.1.

The First Lien Amendment revised the ratios of the financial covenants that the Company is required to maintain for 2006, 2007, 2008 and 2009, by allowing lower ratios in certain quarters of Consolidated EBITDA to Consolidated Cash Interest Expense, and by allowing higher ratios in certain quarters of Average Total Debt to Consolidated EBITDA (all as such capitalized terms are defined in the First Lien), in each case as set forth in the First Lien Amendment filed herewith as Exhibit 99.1.

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Until December 31, 2007, the Company, SCIC and their subsidiaries may dispose of business lines or segments, provided that the disposed assets constitute no more than 20% of consolidated total assets during any four fiscal quarters. Thereafter, such disposed assets cannot exceed more than 3% of consolidated total assets during any four fiscal quarters. The proceeds of dispositions of business lines or segments and the disposition of equipment, real property and intellectual property in excess of $10 million in any fiscal year must be used to repay amounts outstanding under the First Lien. The reinvestment of such proceeds in the Company or its subsidiaries is no longer permitted.

The definition of sale and leaseback transactions was expanded and provides that the Company, SCIC and their subsidiaries may enter into such transactions in an aggregate amount not to exceed $175 million provided that such transactions are completed on or prior to September 30, 2007 and the proceeds of the dispositions are used to repay the loans under the Second Lien (described below) and no default has occurred and is occurring. If a sale and leaseback transaction is completed after September 30, 2007, the Company may use the proceeds to prepay loans under the Second Lien only if on the date of such prepayment, after giving pro forma effect thereto, the Company’s consolidated leverage ratio is less than 5.00:1.00 and before and after giving effect to such prepayment, no default has occurred and is continuing.

The First Lien Amendment also added a new consolidated senior leverage ratio covenant that provides that until the amount of debt under the Senior Debt (as defined in the First Lien Amendment) is reduced to $250 million, the consolidated senior leverage ratio may not be greater than the designated ratios for each quarter as more particularly set forth in the First Lien Amendment filed herewith as Exhibit 99.1.

Amendment No. 2 to Second Lien Credit Agreement.

On December 22, 2006, the Company entered into Amendment No. 2 to Second Lien Credit Agreement dated March 31, 2006 (“Second Lien Amendment”) among the Company, SCIC, the banks, financial institutions and other institutional lenders party to the Second Lien and Bank of America, N.A., as administrative agent for the Lenders, Banc of America Securities LLC, as Sole Lead Arranger and Sole Bookrunning Manager and other lending parties therein, (filed as Exhibit 99.1 to the Form 8-K dated as of March 31, 2006 and filed April 6, 2006 [SEC File No. 333-116843]) and as amended by Amendment No. 1, dated October 13, 2006 (filed as Exhibit 10.2 to the Company’s Form 10-Q filed October 16, 2006 [SEC File No. 333-116843]) (collectively, “Second Lien”).

The following description of the amendment terms that are material to the Company are qualified in its entirety by reference to the complete text of the Second Lien Amendment filed herewith as Exhibit 99.2 and is herein incorporated by reference.

The Second Lien Amendment provides for an additional $50 million in borrowings under the Company’s Second Lien and that such borrowings shall be applied to reduce the revolving credit facility borrowings under the Company’s First Lien. The applicable per annum interest rate for borrowings under the Second Lien was increased to 6.25% in the case of Eurodollar Rate Loans from 6.0%, and to 5.25% in the case of Base Rate Loans from 5.0% (all as such capitalized terms are defined in the Second Lien). The Second Lien Amendment also incorporates similar changes as those described above for the First Lien Amendment except that a consolidated senior leverage ratio covenant was not added to the Second Lien Amendment.

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ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1:	Amendment No. 5 dated as of December 22, 2006 to the Credit Agreement, dated as of February 27, 2004, as amended, among Solo Cup Company, a Delaware corporation, Solo Cup Investment Corporation, a Delaware corporation, the banks, financial institutions and other institutional lenders party to the Credit Agreement from time to time (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent for the Lenders.

Exhibit 99.2:	Amendment No. 2 dated as of December 22, 2006 to the Second Lien Credit Agreement, dated as of March 31, 2006, among Solo Cup Company, a Delaware corporation, Solo Cup Investment Corporation, a Delaware corporation, the banks, financial institutions and other institutional lenders party to the Second Lien Credit Agreement from time to time (collectively, the “Lenders”), and Bank of America, N.A., as administrative agent for the Lenders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

	By:	/s/ Robert M. Korzenski
Robert M. Korzenski
CEO and President

Date: December 29, 2006

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